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Your Vote Counts! ALASKA AIR GROUP, INC. 2023 Annual MeetingVote by May 3, 2023 11:59 PM ET. For shares held in an Employee Plan, vote by May 1, 2023 11:59 PM ET. ALASKA AIR GROUP, INC. PO BOX 68947SEATTLE, WA 98168 V02708-P83264 You invested in ALASKA AIR GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2023. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April20,2023.If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visitwww.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, pleaseinclude your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper oremail copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 4, 2023 11:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/alk2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Alaska Air Group ALASKA AIR GROUP, INC. P.O. BOX 68947 SEATTLE, WA 98168 Your Vote Counts! ALASKA AIR GROUP, INC. 2022 Annual Meeting Vote by May 4, 2022 11:59 PM ET. For shares held in an Employee Plan, vote by May 2, 2022 11:59 PM ET. D74767-P64986 You invested in ALASKA AIR GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2022. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 5, 2022 1:00 PM PDT Virtually at: www.virtualshareholdermeeting.com/alk2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors to One-Year Terms Nominees: 1a. Patricia M. Bedient For 1b. James A. Beer For 1c. Raymond L. Conner For 1d. Daniel K. Elwell For 1e. Dhiren R. Fonseca For 1f. Kathleen T. Hogan For 1g. Jessie J. Knight, Jr. For 1h. Susan J. Li For 1i. Adrienne R. Lofton For 1j. Benito Minicucci For 1k. Helvi K. Sandvik For1 l. J. Kenneth Thompson For 1m. Eric K. Yeaman For 2. Approve (on an advisory basis) the compensation of the Company’s Named Executive Officers. For 3. Ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2022. For 4. Approve the amendment and restatement of the Company’s Employee Stock Purchase Plan. For 5. Stockholder Proposal regarding shareholder ratification of executive termination pay. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D74768-P64986

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors to One-Year Terms Nominees: 1a. Patricia M. Bedient For For 1b. James A. Beer 1c. Raymond L. Conner For For 1d. Daniel K. Elwell For 1e. Dhiren R. Fonseca 1f. Kathleen T. Hogan For 1g. Adrienne R. Lofton For For 1h. Benito Minicucci For 1i. Helvi K. Sandvik For 1j. J. Kenneth Thompson For 1k. Eric K. Yeaman For 2. Approve (on an advisory basis) the compensation of the Company’s Named Executive Officers. 3. Advisory vote to approve the frequency of the advisory vote to approve the compensation of the Company’s Named Executive Officers. 1 Year 4. Ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2023. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V02709-P83264